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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 29, 2004


                            ORTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                     0-27368              11-3068704
  (State or other jurisdiction of        (Commission         (I.R.S. Employer
   incorporation or organization)        File Number)       Identification No.)


  3960 Broadway                                             10032
  New York, New York                                        (Zip Code)
  (Address of principal executive
  offices)


         Registrant's telephone number, including area code: (212) 740-6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                Table of Contents

Item 4.01  Changes in Registrant's Certifying Accountant
Item 9.01  Financial Statements and Exhibits
Signatures
Exhibits





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Item 4.01  Changes in Registrant's Certifying Accountant

         On October 29, 2004, we were advised by Grant Thornton LLP ("Grant Thornton"), that it had decided not to stand for reappointment as our independent auditors upon completion of their review of our quarterly result for the three and nine-months ended September 30, 2004.

         Grant Thornton's report on our financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion, disclaimer of opinion, or modification as to uncertainty, audit scope or accounting principles. However, as previously disclosed in these two reports, Grant Thornton raised substantial doubts about our ability to continue as a going concern.

         During the Company's fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

         We have requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with our statements in this Item 4.01(a). A copy of the letter furnished by Grant Thornton in response to that request, dated November 3, 2004, is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

    (c) Exhibits.

Exhibit No.        Description
-----------        -----------
99.1               Letter dated November 3, 2004, from Grant Thornton addressed to the Securities and Exchange Commission





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004

                                            ORTEC INTERNATIONAL, INC.


                                            By:  /s/ Ron Lipstein
                                            Ron Lipstein
                                            Chief Executive Officer